Exhibit 10.24






                           STOCK REDEMPTION AGREEMENT

                          dated as of November 10, 2005

                                      among

                     CITIZENS UTILITIES RURAL COMPANY, INC.

                                       and

                            THE RURAL TELEPHONE BANK




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               STOCK  REDEMPTION  AGREEMENT  (this  "Agreement,")  dated  as  of
          November 10, 2005, is between the RURAL TELEPHONE BANK (the "Bank") a corporation existing under the laws of the United States of America, acting through the Chairman of the Bank and CITIZENS UTILITIES RURAL COMPANY, INC. (the "Holder,") a corporation existing under the laws of the State of Delaware.

     WHEREAS, the Board of Directors of the Bank has authorized the liquidation and dissolution of the Bank and approved a plan of liquidation in a Resolution adopted at its board meeting held on August 4, 2005;

     WHEREAS, the Bank and the United States of America ("Government,") acting through the Rural Utilities Service ("RUS,") have entered into a Loan Transfer Agreement, dated as of August 4, 2005, pursuant to which the Bank has conveyed to RUS the Bank's liquidating account loan portfolio as part of the consideration for RUS' agreement to return all of its Class A Stock to the Bank for redemption and cancellation;

     WHEREAS, upon transfer to the Government, no further advances will be made on the Liquidating Account Loans, as hereinafter defined;

     WHEREAS, pursuant to Section 411 of the Act (defined herein), the Bank will pay all of its liabilities and will redeem and cancel all of its outstanding Class A Stock;

     WHEREAS, the Bank has converted the paper stock certificates of its outstanding shares of Class B Stock and Class C Stock to electronic "book-entry" certificates and has canceled its printed stock certificates;

     WHEREAS, pursuant to the Board of Directors' plan of liquidation, the Bank is required to redeem all of its outstanding Class B Stock and Class C Stock;

     WHEREAS, pursuant to Sections 2.2 and 2.4 of the Bylaws of the Bank, as amended, the Holder is the owner of certain shares of Class B Stock and/or Class C Stock of the Bank; and

     WHEREAS, the Holder has heretofore adopted, executed, and returned the Redemption Resolution (defined herein), authorizing the undersigned to execute and deliver this Agreement to the Bank on behalf of the Holder;

     THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree and bind themselves as follows:

                                    ARTICLE I
                                   DEFINITIONS

     "Act" means Title IV of the Rural Electrification Act of 1936, 7 U.S.C. ss. 941 et seq., as amended.

     "Agreement" means this Stock Redemption Agreement between the Bank and the Holder.


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     "Class A Stock" means all of the shares of Class A Stock of the Bank issued and outstanding pursuant to Section 406(c) of the Act.

     "Class B Stock" means all of the shares of Class B Stock of the Bank issued and outstanding pursuant to Section 406(d) of the Act.

     "Class C Stock" means all of the shares of Class C Stock of the Bank issued and outstanding pursuant to Section 406(e) of the Act.

     "Financing Account Loan(s)" mean all loans of the Holder owed to or held by the Bank on or after October 1, 1991.

     "Liquidating Account" means the Rural Telephone Bank Liquidating Account, as identified by Treasury account code 12-4231-0-3-452.

     "Liquidating Account Loan(s)" mean all loans of the Holder owed to or held by the Bank before October 1, 1991, as listed on Schedule I.

     "Loan Transfer Agreement" means the Loan Transfer Agreement, dated as of August 4, 2005, between the United States of America, acting through the Administrator of RUS, successor to the Rural Electrification Administration, and the Bank.

     "Redemption Resolution" means that certain resolution passed by the board of directors or other governing body of the Holder which authorizes the execution and delivery of this Agreement by the undersigned on behalf of the Holder.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

     Section  2.1  Representations  and  Warranties.   The  Holder  does  hereby
represent and warrant as follows:

     (a) The Holder is the lawful owner of Class B Stock and/or Class C Stock of the Bank in the amounts listed on Schedule II hereto.

     (b)  All of the information on Schedule II hereto is true and correct.

     (c) The undersigned signatory for the Holder is duly authorized by the Holder to execute and deliver this Agreement on behalf of the Holder and to bind the Holder hereunder.

     (d) The Redemption Resolution has been duly adopted by the board of directors or other governing body of the Holder and is currently in full force and effect and has not been repealed, modified, or amended by the Holder.


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                                   ARTICLE III
                  REDEMPTION OF CLASS B STOCK AND CLASS C STOCK

     Section 3.1 Delivery of Shares. The Holder hereby delivers all of its Class B Stock and/or Class C Stock of the Bank, in the amount(s) specified on Schedule II hereto, for redemption and cancellation.

     Section 3.2 Redemption of Class B Stock. From funds in the Liquidating Account, the Bank shall redeem at par all of the Holder's Class B Stock, in the amount specified in Schedule II hereto, pursuant to the terms of Section 411 of the Act and Section 2.2 of the Bylaws and shall cancel such Class B Stock.

     Section 3.3 Redemption of Class C Stock. Pursuant to Section 411 of the Act and Section 2.2 of the Bylaws, after payment of all of the Bank's liabilities, redemption of all outstanding Class A Stock, redemption of outstanding Class B Stock and monetary set aside for any unredeemed Class B Stock, all of the Holder's Class C Stock shall be redeemed from the remaining funds in the Liquidating Account as follows:

     (a) If the funds remaining in the Liquidating Account are sufficient to redeem all outstanding Class C Stock at par, the Class C Stock shall be redeemed at par, as specified in Schedule II hereto; or

     (b) If the funds remaining in the Liquidating Account are insufficient to redeem all outstanding Class C Stock at par, the Class C Stock shall be redeemed, as determined by the following formula:

   (Cash Remainder in Liquidating Account x Holder's number of Class C Stock)
                    Total outstanding number of Class C Stock

The Bank shall thereafter cancel such Class C Stock.

     Section 3.4 Payment. All amounts to be paid to the Holder of Class B Stock and Class C Stock shall be paid as follows:

     (a) Via wire transfer to the banking institution and account specified by the Holder on Schedule II hereto;

     (b) No payments shall be made hereunder until one hundred and twenty (120) days from the date hereof; the Bank shall use reasonable best efforts to make payments on properly documented and undisputed claims received by such date within sixty (60) days thereafter; and

     (c) Notwithstanding Paragraph 3.4(b), the Holder shall have no claim, with respect to the redemption of Class B or C Stock, to any amount other than that provided in Sections 3.2 and 3.3 hereof, and shall not be entitled to any interest or claims for payment delays.


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     Section 3.5 Release of Claims.  By  executing  this  Agreement,  the Holder hereby acknowledges and agrees that the redemption and cancellation by the Bank of the Class B Stock and Class C Stock held by the Holder as contemplated by this Agreement constitutes the full and complete satisfaction by the Bank of all of its obligations with respect to the redemption, payment and cancellation of the Class B Stock and Class C Stock owned by the Holder.

                                   ARTICLE IV
                               NO FURTHER ADVANCES

     Section 4.1 Liquidating Account. The Holder acknowledges and agrees that the Government, upon acquisition of the Bank's loan portfolio, shall make no further advances on the Liquidating Account Loan(s) and that unadvanced Liquidating Account Loan funds are hereby rescinded.

     Section 4.2 Unadvanced Financing Account Loan Funds for Stock Purchases. The Holder acknowledges and agrees that the Government, upon liquidation or dissolution of the Bank, shall make no further advances on the portion of the Financing Account Loan(s) for purchases of Class B Stock and that such funds may be rescinded at the discretion of the Government.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1 Entire Agreement. This Agreement, together with the attached documents, which are incorporated herein, embodies the entire agreement of the parties hereto in relation to the subject matter herein and supersedes all prior understandings or agreements, oral or written, between the parties.

     Section 5.2 Headings. The headings and subheadings contained in this Agreement, except the terms identified for definition in Article I and elsewhere in this Agreement, are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     Section 5.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     Section 5.4 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, AND IN THE ABSENCE OF CONTROLLING FEDERAL LAW, IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA.

     Section 5.5 Successors. All terms and conditions of this Agreement shall be binding on the successors and assigns of the Bank and the Holder. Except as


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otherwise specifically provided in this Agreement, nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the Bank or the Holder, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provisions contained herein, it being the intention of the parties hereto that this Agreement, the obligations and
statements  of  responsibilities   hereunder,   and  all  other  conditions  and
provisions hereof are for the sole and exclusive benefit of the Bank and the Holder.

     Section 5.6 Modification; Assignment. No amendment or other modification, or assignment of any part of this Agreement shall be effective except pursuant to a written agreement subscribed by the duly authorized representatives of the parties hereto.

     Section 5.7 Remedies. The Bank may pursue all rights and remedies available to the Bank in connection with this Agreement, including, but not limited to, a suit for specific performance, injunctive relief or damages in connection with any fraud, misrepresentation, misstatement made by the Holder in this Agreement (including Schedule II hereto).

     Section 5.8 Notice. All notices and other communications hereunder to be made to the parties shall be in writing and shall be addressed as specified below as appropriate. The address, telephone number, or facsimile number for either party may be changed at any time and from time to time upon written notice given by such changing party to the other party. A properly addressed notice or other communication shall be deemed to have been delivered at the time it is sent by facsimile (fax) transmission, provided that the original of such faxed notice or other communication shall have been received within five (5) business days.

                  The Bank
                  United States Department of Agriculture
                  1400 Independence Avenue, S.W.
                  Washington, D.C. 20250-1500
                  Attention: Governor
                  Fax: (202) 720-0810

                  The Holder
                  As listed on Schedule II

     Section 5.9 Severability. If any provision of this Agreement is declared invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the day and year first above written.



                               CITIZENS UTILITIES RURAL COMPANY, INC.



                               By: /s/ Donald B. Armour
                                   ----------------------
                               Name:   Donald B. Armour
                               Title:  VP & Treasurer




                               RURAL TELEPHONE BANK



                               By: /s/ Thomas C. Dorr
                                  ---------------------------------------
                                  as Chairman of the Rural Telephone Bank



                                       7

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                                                                Schedule 1



                     RURAL TELEPHONE BANK STOCK LIQUIDATION
            PROCEEDS TO CITIZENS COMMUNICATIONS COMPANY SUBSIDIARIES

                                                            Total RTB
LEGAL ENTITY OF RECORD                                       Proceeds
-----------------------------------------------------------------------

Frontier Communications of Ausable Valley, Inc.           $ 3,008,208
Frontier Communications of Canton, LLC                        560,871
Frontier Communications of Oswayo River LLC                   156,030
Frontier Communications of Alabama, LLC                     1,295,536
Frontier Communications of Illinois, Inc.                     936,412
Frontier Communications of Lakeside, Inc.                       1,000
Frontier Communications - Prairie, Inc.                         1,000
Frontier Communications of Thorntown, Inc.                    107,000
Frontier Communications of Mondovi LLC                        363,976
Frontier Communications of Viroqua LLC                         58,000
Frontier Communications of Lamar County, LLC                   83,904
Frontier Communications - Midland, Inc.                     1,005,315
Frontier Communications of Seneca-Gorham, Inc.              1,731,138
Frontier Communications- St. Croix LLC                      1,943,360
Frontier Communications of Breezewood, LLC                    878,221
Frontier Communications of Fairmont, LLC                      493,623
Frontier Communications of Mississippi, Inc.                  642,677
Frontier Communications of Michigan, Inc.                   1,742,267
Frontier Communications of The South, LLC                   8,562,528
Citizens Telecommunications Company of West Virginia        2,949,360
Rhinelander Telephone LLC                                     402,062
Rhinelander Telephone LLC                                   2,772,267
Rhinelander Telephone LLC                                     572,214
Frontier Communications of Pennsylvania, LLC                1,467,000
Citizens Utilities Rural Company, Inc.                     31,880,076
Ogden Telephone Company                                     1,004,728

                                                          $64,618,773